                                                                    Exhibit 32.2

                           CERTIFICATIONS PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Annual Report of mPhase Technologies, Inc., a New Jersey corporation (the "Company"), on Amendment No. 1 to Form 10K/A for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Martin S. Smiley, Chief Financial Officer of the Company certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin S. Smiley

Martin S. Smiley
Chief Financial Officer


January 26, 2004